                                                                    Exhibit a(2)


                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                             ARTICLES SUPPLEMENTARY


         SALOMON BROTHERS VARIABLE SERIES FUNDS INC, a Maryland corporation, having its principal office in Baltimore City, Maryland (the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Corporation has authority to issue 10,000,000,000 shares of capital stock (par value $.001 per share). To date all of such shares have been designated as "Class I Common Stock" and have been duly divided into the following named series (each a "Series") in the amounts set forth in the following table:

   Name of Series/Class                                               Authorized Shares
   Salomon Brothers Variable Capital Fund:
      Class I Common Stock                                              1,000,000,000
   Salomon Brothers Variable High Yield Bond Fund:
      Class I Common Stock                                              1,000,000,000
   Salomon Brothers Variable Investors Fund:
      Class I Common Stock                                              1,000,000,000
   Salomon Brothers Variable Large Cap Growth Fund:
      Class I Common Stock                                              1,000,000,000
   Salomon Brothers Variable Small Cap Growth Fund:
      Class I Common Stock                                              1,000,000,000
   Salomon Brothers Variable Strategic Bond Fund:
      Class I Common Stock                                              1,000,000,000
   Salomon Brothers Variable Total Return Fund:
      Class I Common Stock                                              1,000,000,000
   Salomon Brothers Variable U.S. Government Income Fund:
      Class I Common Stock                                              1,000,000,000
   Salomon Brothers Variable Asia Growth Fund:
      Class I Common Stock                                              1,000,000,000
   Salomon Brothers Variable International Equity Fund:
      Class I Common Stock                                              1,000,000,000

         SECOND: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article SIXTH (a) of the Charter of the Corporation to classify and reclassify any unissued shares of capital stock of the Corporation, the Board of Directors hereby classifies 500,000,000 shares of Class I Common Stock of each Series into 500,000,000 shares of Class II Common Stock of such Series with the results as set forth in the following table and has provided for the issuance of such shares:

   Name of Series/Class                                                Authorized Shares
   Salomon Brothers Variable Capital Fund:
      Class I Common Stock                                                500,000,000
      Class II Common Stock                                               500,000,000
   Salomon Brothers Variable High Yield Bond Fund:
      Class I Common Stock                                                500,000,000
      Class II Common Stock                                               500,000,000
   Salomon Brothers Variable Investors Fund:
      Class I Common Stock                                                500,000,000
      Class II Common Stock                                               500,000,000
   Salomon Brothers Variable Large Cap Growth Fund:
      Class I Common Stock                                                500,000,000
      Class II Common Stock                                               500,000,000
   Salomon Brothers Variable Small Cap Growth Fund:
      Class I Common Stock                                                500,000,000
      Class II Common Stock                                               500,000,000
   Salomon Brothers Variable Strategic Bond Fund:
      Class I Common Stock                                                500,000,000
      Class II Common Stock                                               500,000,000
   Salomon Brothers Variable Total Return Fund:
      Class I Common Stock                                                500,000,000
      Class II Common Stock                                               500,000,000
   Salomon Brothers Variable U.S. Government Income Fund:
      Class I Common Stock                                                500,000,000
      Class II Common Stock                                               500,000,000
   Salomon Brothers Variable Asia Growth Fund:
      Class I Common Stock                                                500,000,000
      Class II Common Stock                                               500,000,000
   Salomon Brothers Variable International Equity Fund:
      Class I Common Stock                                                500,000,000
      Class II Common Stock                                               500,000,000


         THIRD: The shares of the Class II Common Stock of each Series shall have all of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption applicable to the Class I Common Stock, except as expressly provided to the contrary as follows:

         Each share of the Class II Common Stock of each Series of the Corporation shall represent the same interest in the Corporation and have identical voting, dividend, liquidation, and other rights with the shares of Class I Common Stock of each Series; provided, however, that notwithstanding anything in the charter of the Corporation to the contrary the Class II shares shall be subject to such contingent deferred sales charges, such 12b-1 administrative or service fees, and such other administrative or service fees, each as may be established from time to time by the Board of Directors in accordance with the Investment Company Act of 1940 and applicable rules and regulations of the National Association of Securities Dealers, Inc. and as shall be set forth in the applicable prospectus for the class and provided further that expenses related solely to the Class II Common Stock of each Series (including, without limitation, distribution expenses under a Rule 12b-1 administrative or service plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated) shall be borne by the Class II shares and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends, distribution and liquidation rights of the shares of the Class II shares.

         IN WITNESS WHEREOF, SALOMON BROTHERS VARIABLE SERIES FUNDS INC has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on August __, 2002.

WITNESS:                                     SALOMON BROTHERS VARIABLE
                                             SERIES FUNDS INC


                                             By
---------------------------------------         --------------------------------
William J. Renahan, Assistant Secretary          R. Jay Gerken, President


         THE UNDERSIGNED, President of SALOMON BROTHERS VARIABLE SERIES FUNDS INC, who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


                                             -----------------------------------
                                             R. Jay Gerken, President

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                              ARTICLES OF AMENDMENT


         SALOMON BROTHERS VARIABLE SERIES FUNDS INC, a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Corporation has authority to issue 10,000,000,000 shares of capital stock (par value $.001 per share) all of which shares have been designated in the charter of the Corporation as "Common Stock." The Board of Directors has previously duly divided all of such shares into the following named series (each a "Series") and has provided for the issuance of the shares of Common Stock of such Series in the amounts set forth in the following table:

   Name of Series/Class                                                 Authorized Shares
   Salomon Brothers Variable Capital Fund:
      Common Stock                                                        1,000,000,000
   Salomon Brothers Variable High Yield Bond Fund:
      Common Stock                                                        1,000,000,000
   Salomon Brothers Variable Investors Fund:
      Common Stock                                                        1,000,000,000
   Salomon Brothers Variable Large Cap Growth Fund:
      Common Stock                                                        1,000,000,000
   Salomon Brothers Variable Small Cap Growth Fund:
      Common Stock                                                        1,000,000,000
   Salomon Brothers Variable Strategic Bond Fund:
      Common Stock                                                        1,000,000,000
   Salomon Brothers Variable Total Return Fund:
      Common Stock                                                        1,000,000,000
   Salomon Brothers Variable U.S. Government Income Fund:
      Common Stock                                                        1,000,000,000
   Salomon Brothers Variable Asia Growth Fund:
      Common Stock                                                        1,000,000,000
   Salomon Brothers Variable International Equity Fund:
      Common Stock                                                        1,000,000,000


         SECOND: Pursuant to the authority of the Board of Directors to change the designation of any class or series of capital stock of the Corporation, the Board of Directors hereby changes the designation of the issued and unissued shares of Common Stock of each Series to "Class I Common Stock." of such Series in the amounts set forth in the following table:

   Name of Series/Class                                                Authorized Shares
   Salomon Brothers Variable Capital Fund:
      Class I Common Stock                                               1,000,000,000
   Salomon Brothers Variable High Yield Bond Fund:
      Class I Common Stock                                               1,000,000,000
   Salomon Brothers Variable Investors Fund:
      Class I Common Stock                                               1,000,000,000
   Salomon Brothers Variable Large Cap Growth Fund:
      Class I Common Stock                                               1,000,000,000
   Salomon Brothers Variable Small Cap Growth Fund:
      Class I Common Stock                                               1,000,000,000
   Salomon Brothers Variable Strategic Bond Fund:
      Class I Common Stock                                               1,000,000,000
   Salomon Brothers Variable Total Return Fund:
      Class I Common Stock                                               1,000,000,000
   Salomon Brothers Variable U.S. Government Income Fund:
      Class I Common Stock                                               1,000,000,000
   Salomon Brothers Variable Asia Growth Fund:
      Class I Common Stock                                               1,000,000,000
   Salomon Brothers Variable International Equity Fund:
      Class I Common Stock                                               1,000,000,000


         THIRD: The Class I Common Stock shall continue to have all of the rights, preferences, and privileges currently associated with the Common Stock, and be subject to such front-end sales loads, contingent deferred sales charges, 12b-1 administrative or service fees, and other administrative or service fees, each as may be established from time to time by the Board of Directors in accordance with the Investment Company Act of 1940, as amended (the "1940 Act") and applicable rules and regulations of the National Association of Securities Dealers, Inc. and as shall be set forth in the applicable prospectus for the class as set forth in the charter of the Corporation, but shall be referred to as the Class I Common Stock of each such Series.

         FOURTH: The foregoing amendment does not increase the authorized stock of the Corporation.

         FIFTH: The foregoing amendment to the Charter of the Corporation has been approved by a majority of the entire Board of Directors, and the amendment is limited to a change expressly permitted by Section 2-605(a)(2) of the Maryland General Corporation Law to be made without action by the stockholders.

         SIXTH: The foregoing amendment to the Charter of the Corporation shall become effective upon acceptance for record by the Maryland State Department of Assessments and Taxation.

         IN WITNESS WHEREOF, SALOMON BROTHERS VARIABLE SERIES FUNDS INC has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on August __, 2002.


WITNESS:                                    SALOMON BROTHERS VARIABLE
                                            SERIES FUNDS INC


                                            By:
---------------------------------------        ---------------------------------
William J. Renahan, Assistant Secretary        R. Jay Gerken, President


         THE UNDERSIGNED, President of SALOMON BROTHERS VARIABLE SERIES FUNDS INC, who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                                            ------------------------------------
                                            R. Jay Gerken, President

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                              ARTICLES OF AMENDMENT


         SALOMON BROTHERS VARIABLE SERIES FUNDS INC, a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST: The Charter of the Corporation is hereby amended as follows:

              (a) Article THIRD (a)(1) of the Charter is amended in its entirety to read as follows:

                  (1) To engage primarily in the business of investing,
              reinvesting, owning, holding or trading in securities, as defined in the Investment Company Act of 1940, as from time to time amended, and other property as an investment company classified under the Investment Company Act of 1940 as an open-end, management company, and in connection therewith to hold part or all of its assets in cash.

              (b) The first paragraph of Article SIXTH (c) of the Charter is amended in its entirety to read as follows:

                  (c) The following is a description of the preferences,
              conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund, Salomon Brothers Variable Asia Growth Fund, Salomon Brothers Variable International Equity Fund, Salomon Brothers Variable Large Cap Growth Fund and Salomon Brothers Variable Small Cap Growth Fund and any additional series of Common Stock of the Corporation (unless otherwise provided in the articles supplementary or other charter document classifying or reclassifying such series):

              (c) Article SIXTH (c)(6) of the Charter is amended in its entirety to read as follows:

                  (6) The shares of any class or series of Common Stock of the
              Corporation shall be subject to redemption as follows:

                      (A) Each holder of shares of any class or series of Common
                  Stock shall have the right to require the Corporation, to the extent it has funds or other property legally available therefor and subject to such reasonable conditions as the Board of Directors may determine, to redeem all or any part of his shares of any class or series at a redemption price equal to the current net asset value per share of that class or series which is next computed after receipt of a tender of such shares for redemption, less such redemption fee or deferred sales charge, if any, as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940 and the Rules of Fair Practice adopted by the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Corporation may suspend the right of holders of shares of any class or series of Common Stock to require the Corporation to redeem their shares, or postpone the date of payment or satisfaction upon such redemption for more than seven days after tender of such shares for redemption, during any period or at any time when and to the extent permitted under the Investment Company Act of 1940.

                      (B) To the extent and in the manner permitted by the
                  Investment Company Act of 1940 and the Maryland General Corporation Law, and if authorized by the Board of Directors in its sole discretion, the Corporation may redeem at any time and from time to time, in whole or in part, at their current net asset value, shares of any class or series of Common Stock from any stockholder upon notice of redemption to each holder whose shares are so redeemed and upon such terms and conditions as the Board of Directors of the Corporation shall deem advisable.

              (d) Article SIXTH (c)(7)of the Charter is amended in its entirety to read as follows:

                  (7) All redemptions shall be at a redemption price equal to the current net asset value per share of shares of that class or series to be redeemed as determined by the Board of Directors from time to time in its sole discretion in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors. Payment of the redemption price shall be made by the Corporation only from the assets belonging to the class or series whose shares are being redeemed. The redemption price shall be paid in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by law, make payment wholly or partly in securities or other assets, at the value of such securities or other assets used in such determination of current net asset value. Any certificates for shares of capital stock of the Corporation to be redeemed or repurchased shall be surrendered in proper form for transfer, together with any proof of the authenticity of signatures required by the Board of Directors or transfer agent of the Corporation.

              (e) Article EIGHTH (a)(4) of the Charter is amended in its entirety to read as follows:

                  (4) Notwithstanding any provision of law requiring the
              authorization of any action by a greater proportion than a majority of the total number of shares of capital stock or of any class or series of capital stock of the Corporation or of the total number of shares of any class or series of capital stock of the Corporation entitled to vote as a separate class, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of capital stock or of such class or series outstanding and entitled to vote thereon, or of the class or series entitled to vote thereon as a separate class, as the case may be, except as otherwise provided in the charter of the Corporation. At a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast one-third of all votes entitled to be cast at the meeting constitutes a quorum. At a meeting of stockholders the presence in person or by proxy of stockholders entitled to cast one-third of all the votes entitled to be cast on any matter with respect to which one or more classes or series of capital stock of the Corporation are entitled to vote as a separate class shall constitute a quorum of such separate class for action on that matter. Unless the charter, Maryland law, or the Investment Company Act of 1940 requires otherwise, at a meeting of stockholders a majority (or a plurality in the case of the election of directors) of all votes cast at the meeting at which a quorum is present is sufficient to approve any matter which properly comes before the meeting. Whether or not a quorum is present for any purpose, a meeting of stockholders convened on the date for which it was called may be adjourned as to any or all matters from time to time without further notice to a date not more than 120 days after the original record date.

         SECOND: The foregoing amendment does not increase the authorized stock of the Corporation.

         THIRD: The foregoing amendment to the Charter of the Corporation has been advised by the Board of Directors and approved by the stockholders of the Corporation.

         FOURTH: The foregoing amendment to the Charter of the Corporation shall become effective upon acceptance for record by the Maryland State Department of Assessments and Taxation.

         IN WITNESS WHEREOF, SALOMON BROTHERS VARIABLE SERIES FUNDS INC has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on August __, 2002.


WITNESS:                                    SALOMON BROTHERS VARIABLE
                                            SERIES FUNDS INC



                                            By:
-----------------------------------------      ---------------------------------
William J. Renahan, Assistant Secretary        R. Jay Gerken, President


         THE UNDERSIGNED, President of SALOMON BROTHERS VARIABLE SERIES FUNDS INC, who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.



                                            ------------------------------------
                                            R. Jay Gerken, President